UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 5, 2013

ENDEAVOR IP, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 000-55094

Nevada	45-2563323
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

36 Fairway Place, Half Moon Bay, CA	94019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: 650-421-3089

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On December 5, 2013, Endeavor IP, Inc. (the “Company”) held a presentation at the 2013 LD Micro Conference in Los Angeles, California.  The presentation included a power point presentation in the form attached hereto as Exhibit 99.1, and incorporated herein by reference. The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

The following is filed as an Exhibit to this Current Report on Form 8-K.

Exhibit No.	Description of Exhibit
99.1	Investor Presentation- December 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDEAVOR IP, INC.

Date: December 5, 2013	By:	/s/ Cameron Gray
Cameron Gray
Chief Executive Officer